UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 14, 2003

DYNACQ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-20554	76-0375477
(Commission File Number)	(I.R.S. Employer Identification No.)

10304 Interstate 10 East, Suite 369, Houston, Texas 77029

(Address of principal executive offices, including zip code)

(713) 673-6432

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired. Inapplicable.

(b)	Pro Forma Financial Information. Inapplicable.

(c)	Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release dated July 14, 2003

Item 9.    Regulation FD Disclosure and

Item 12.    Results of Operation and Financial Condition

Dynacq International, Inc. has reported its financial results for its third fiscal quarter ended May 31, 2003. The company’s press release dated July 14, 2003 announcing the results is attached as Exhibit 99.1. All information in the press release is furnished but not filed. This information is being provided under Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNACQ INTERNATIONAL, INC.

By:	/s/ Philip S. Chan
Philip S. Chan, Chief Financial Officer

DATE: July 17, 2003